Exhibit 99.1

UnionBanCal Corporation Reports Third Quarter Net Income of $172 Million

Third Quarter Highlights:

  Net income was $172 million, down from $242 million for the prior quarter, and up from $170 million for the year-ago quarter.
  Net interest margin was 3.31 percent, down 13 basis points from the prior quarter, and down 5 basis points from the year-ago quarter.
  Total loans held for investment, excluding FDIC covered loans, at September 30, 2011, were up 5 percent compared with June 30, 2011, and up 8 percent compared with September 30, 2010.
  Loan-to-deposit ratio was 84 percent at September 30, 2011, down from 86 percent at June 30, 2011, and up from 78 percent at September 30, 2010.
  Key asset quality metrics continued to be strong in third quarter. Excluding FDIC covered assets:
    Nonperforming assets at quarter-end were $690 million, or 0.83 percent of total assets, compared with $678 million, or 0.86 percent of total assets, prior quarter.
    Allowance for credit losses to nonaccrual loans was 132 percent at quarter-end, down from 144 percent prior quarter.
    Net charge-off ratio was 0.36 percent annualized, down from 0.92 percent annualized prior quarter, and down from 0.77 percent annualized for the year-ago quarter.
  Capital levels remained strong during the quarter:
    Tangible common equity ratio was 10.10 percent at September 30, 2011, compared with 10.29 percent at June 30, 2011.
    Tier 1 common capital ratio was 13.09 percent at September 30, 2011, compared with 13.08 percent at June 30, 2011.

SAN FRANCISCO--(BUSINESS WIRE)--October 27, 2011--UnionBanCal Corporation (the Company or UB), parent company of San Francisco-based Union Bank, N.A., today reported third quarter 2011 results. Net income for third quarter was $172 million, down from $242 million for the prior quarter, and up from $170 million for the year-ago quarter. The decline in net income compared with the prior quarter was primarily due to a lower benefit from the provision for credit losses, lower total revenue and higher noninterest expense, partially offset by lower income tax expense.

Summary of Third Quarter Results

Third Quarter Total Revenue and Net Interest Income

For third quarter 2011, total revenue (net interest income plus noninterest income) was $791 million, down $63 million compared with the prior quarter. Net interest income decreased 1 percent, and noninterest income decreased 23 percent. The net interest margin was 3.31 percent.

Net interest income for third quarter 2011 was $606 million, down $8 million, or 1 percent, compared with second quarter 2011. The decrease in net interest income was primarily due to a 13 basis point decline in the net interest margin. The decline in the net interest margin was primarily due to lower yields on loans and securities and a shift in average balances from securities into lower-yielding interest bearing deposits in banks.

Average total loans held for investment increased $1.4 billion, or 3 percent, compared with second quarter 2011. Excluding FDIC covered loans, average total loans increased $1.5 billion, or 3 percent, reflecting growth in commercial and industrial loans and residential mortgage loans. Average FDIC covered loans decreased $141 million, or 11 percent, due to expected runoff of the portfolio. Average noninterest bearing deposits increased $677 million, or 4 percent, and average interest bearing deposits increased $570 million, or 1 percent, primarily reflecting growth in commercial deposits.

Compared with third quarter 2010, total revenue decreased 5 percent, with net interest income down 2 percent and noninterest income down 15 percent. Excluding FDIC covered loans, average total loans increased $2.7 billion, or 6 percent, reflecting growth in commercial and industrial loans and residential mortgage loans. Average FDIC covered loans decreased $619 million, or 35 percent, due to expected runoff of the portfolio. Average noninterest bearing deposits increased $3.2 billion, or 21 percent. Average interest bearing deposits decreased $8.4 billion, or 17 percent, primarily due to planned deposit runoff resulting from targeted rate reductions. Net interest income declined $12 million compared with the year-ago quarter due to a 5 basis point decline in the net interest margin, which was primarily due to lower yields on loans, a shift in average balances from securities into lower-yielding interest bearing deposits in banks and a shift in average balances from interest bearing deposits into long-term debt, partially offset by a higher average balance of noninterest bearing deposits.

Third Quarter Noninterest Income and Noninterest Expense

For third quarter 2011, noninterest income was $185 million, down $55 million, or 23 percent, compared with prior quarter, primarily due to lower securities gains, net, resulting from lower sales of securities during third quarter 2011, and lower other noninterest income, which decreased primarily due to an accretion adjustment to the indemnification asset associated with FDIC covered loans.

Noninterest income decreased $33 million, or 15 percent, compared with third quarter 2010, primarily due to an accretion adjustment to the indemnification asset associated with FDIC covered loans recorded in third quarter 2011.

Noninterest expense for third quarter 2011 was $603 million, up $25 million, or 4 percent, compared with second quarter 2011, primarily due to a reduced benefit for provision for losses on off-balance sheet commitments. There was no provision for losses on off-balance sheet commitments, compared with a benefit of $18 million in second quarter 2011.

Noninterest expense for third quarter 2011 increased $41 million, or 7 percent, compared with third quarter 2010. The increase was primarily due to higher salaries and benefits expense, partially offset by lower regulatory assessments expense, which resulted from a reduction in assessments for deposit insurance. There was no provision for losses on off-balance sheet commitments, compared with a benefit of $8 million in third quarter 2010.

Taxes

The change in the effective tax rate was primarily driven by income tax benefits related to a change in estimate to the valuation of FDIC covered assets, and the proportionately larger effect from a stable level of low income housing and alternative energy income tax credits compared to pre-tax income.

Balance Sheet

At September 30, 2011, the Company had total assets of $84 billion, up $3.9 billion, or 5 percent, compared with June 30, 2011, and up $4.2 billion, or 5 percent, compared with September 30, 2010.

At September 30, 2011, total deposits were $60.5 billion, up $3.3 billion, or 6 percent, compared with June 30, 2011, and down $1.1 billion, or 2 percent, compared with September 30, 2010. Core deposits at September 30, 2011, were $50.7 billion, up $2.6 billion, or 5 percent, compared with June 30, 2011, and down $1.3 billion, or 2 percent, compared with September 30, 2010. The sequential quarter increase in total deposits and core deposits was concentrated in noninterest bearing deposits. The year-over-year decrease in total deposits and core deposits reflects planned runoff of targeted higher-rate deposits. At September 30, 2011, the Company’s loan-to-deposit ratio was 84 percent, down from 86 percent at June 30, 2011, due to deposits growing faster than loans, and up from 78 percent at September 30, 2010, due to a combination of planned deposit runoff and loan growth.

Credit Quality

The total provision for credit losses was a benefit of $13 million for third quarter 2011, compared with a benefit of $112 million for second quarter 2011, reflecting loan growth and stable asset quality in the existing loan portfolio, but also reflecting increased economic uncertainty. Nonperforming assets, excluding FDIC covered assets, increased $12 million, or 2 percent, compared with prior quarter, primarily due a single commercial loan being moved to nonaccrual status during third quarter 2011. Net charge-offs decreased $67 million, or 60 percent, compared with second quarter 2011, primarily reflecting the charge-off of a single large lease financing credit recorded in the prior period.

Excluding FDIC covered assets, nonperforming assets were $690 million, or 0.83 percent of total assets at September 30, 2011, compared with $678 million, or 0.86 percent of total assets, at June 30, 2011, and $1.203 billion, or 1.54 percent of total assets, at September 30, 2010.

Net charge-offs for third quarter 2011 were $44 million, down from $111 million for second quarter 2011. Net charge-offs for second quarter 2011 reflected the charge-off of a $71 million lease financing credit. As a percent of average total loans, excluding FDIC covered assets, net charge-offs for third quarter 2011 were 0.36 percent annualized, down from 0.92 percent annualized for second quarter 2011. For third quarter 2010, net charge-offs were $89 million, or 0.77 percent annualized of average total loans.

The total provision for credit losses is comprised of the provision for loan losses and the provision for losses on off-balance sheet commitments, which is classified in noninterest expense. In third quarter 2011, the provision for loan losses was a benefit of $13 million and there was no provision for losses on off-balance sheet commitments.

The allowance for credit losses as a percent of total loans, excluding FDIC covered loans, was 1.77 percent at September 30, 2011, compared with 1.97 percent at June 30, 2011, and 3.12 percent at September 30, 2010. The allowance for credit losses as a percent of nonaccrual loans, excluding FDIC covered loans, was 132 percent at September 30, 2011, compared with 144 percent at June 30, 2011, and 125 percent at September 30, 2010.

Capital

Total stockholder’s equity was $10.9 billion and tangible common equity was $8.2 billion at September 30, 2011. The Company’s tangible common equity ratio was 10.10 percent at September 30, 2011, down 19 basis points from 10.29 percent at June 30, 2011, and up 54 basis points from 9.56 percent at September 30, 2010. The Basel I Tier 1 common capital ratio at September 30, 2011, was 13.09 percent, compared with 13.08 percent at June 30, 2011. The Company’s Basel I Tier 1 and Total risk-based capital ratios at September 30, 2011, were 13.09 percent and 15.41 percent, respectively.

Subsequent Event

Effective October 1, 2011, The Bank of Tokyo-Mitsubishi UFJ, Ltd. transferred its trust company, The Bank of Tokyo-Mitsubishi UFJ Trust Company, to the Company. This transaction had the effect of increasing assets by over $900 million and increasing Tier 1 common capital by over $700 million.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding privatization transaction impact, foreclosed asset expense, (reversal of) provision for losses on off-balance sheet commitments, low income housing credit investment amortization expense, expenses of the consolidated variable interest entities, merger costs related to acquisitions, or asset impairment charges, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses or credits. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s core business results. This press release also includes additional capital ratios (the tangible common equity and Basel I Tier 1 common capital ratios) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of UnionBanCal’s capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Headquartered in San Francisco, UnionBanCal Corporation is a financial holding company with assets of $84 billion at September 30, 2011. Its primary subsidiary, Union Bank, N.A., is a full-service commercial bank providing an array of financial services to individuals, small businesses, middle-market companies, and major corporations. The bank operated 404 full-service branches in California, Washington, Oregon and Texas, as well as two international offices, on September 30, 2011. UnionBanCal Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a subsidiary of Mitsubishi UFJ Financial Group, Inc. Union Bank is a proud member of the Mitsubishi UFJ Financial Group (MUFG, NYSE:MTU), one of the world’s largest financial organizations. Visit www.unionbank.com for more information.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 1

						Percent Change to
	As of and for the Three Months Ended					September 30, 2011 from
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	September 30,
(Dollars in millions)	2011	2011	2011	2010	2010	2011	2010
Results of operations:
Net interest income	$606	$614	$618	$631	$618	(1)%	(2)%
Noninterest income	185	240	240	251	218	(23)	(15)
Total revenue	791	854	858	882	836	(7)	(5)
Noninterest expense	603	578	615	701	562	4	7
Pre-tax, pre-provision income	188	276	243	181	274	(32)	(31)
(Reversal of) provision for loan losses	(13)	(94)	(102)	(40)	8	86	nm
Income before income taxes and including noncontrolling interests	201	370	345	221	266	(46)	(24)
Income tax expense	33	131	114	58	99	(75)	(67)
Net income including noncontrolling interests	168	239	231	163	167	(30)	1
Deduct: Net loss from noncontrolling interests	4	3	4	9	3	33	33
Net income attributable to UnionBanCal Corporation (UNBC)	$172	$242	$235	$172	$170	(29)	1

Balance sheet (end of period):
Total assets	$84,013	$80,093	$80,642	$79,097	$79,840	5	5
Total securities	20,962	19,430	21,673	22,114	19,630	8	7
Total loans held for investment	50,998	48,967	48,105	48,094	47,893	4	6
Core deposits (3)	50,720	48,156	49,433	50,100	52,007	5	(2)
Total deposits	60,454	57,181	58,677	59,954	61,541	6	(2)
Long-term debt	7,064	7,069	6,078	5,598	4,458	-	58
UNBC stockholder's equity	10,900	10,667	10,355	10,125	10,134	2	8

Balance sheet (period average):
Total assets	$82,197	$80,334	$80,056	$80,182	$82,265	2	-
Total securities	19,145	20,543	21,601	21,560	22,487	(7)	(15)
Total loans held for investment	50,214	48,849	48,283	47,952	48,105	3	4
Earning assets	73,303	71,709	71,351	71,517	73,603	2	-
Total deposits	59,580	58,333	59,471	61,728	64,822	2	(8)
UNBC stockholder's equity	10,708	10,366	10,167	10,034	9,913	3	8

Performance ratios:
Return on average assets (2)	0.83%	1.21%	1.19%	0.85%	0.82%
Return on average UNBC stockholder's equity (2)	6.36	9.36	9.38	6.81	6.80
Net interest margin (1) (2)	3.31	3.44	3.49	3.53	3.36

Capital ratios:
Tier 1 risk-based capital ratio (7)	13.09%	13.08%	12.84%	12.44%	12.27%
Total risk-based capital ratio (7)	15.41	15.41	15.41	15.01	14.97
Leverage ratio (7)	10.93	10.96	10.66	10.34	9.86
Tier 1 common capital ratio (6) (7)	13.09	13.08	12.84	12.42	12.25
Tangible common equity ratio (5)	10.10	10.29	9.80	9.67	9.56

Selected financial ratios excluding impact of privatization transaction (11):
From net income attributable to UNBC:
Return on average assets (2)	0.90%	1.28%	1.24%	0.92%	0.89%
Return on average stockholder's equity (2)	8.65	12.45	12.41	9.32	9.43
Core efficiency ratio (4)	70.41	63.74	67.47	68.83	61.13

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 2

			Percent Change to
	As of and for the Nine Months Ended		September 30, 2011 from
	September 30,	September 30,	September 30,
(Dollars in millions)	2011(1)	2010(1)	2010
Results of operations:
Net interest income	$1,838	$1,793	3%
Noninterest income	665	672	(1)
Total revenue	2,503	2,465	2
Noninterest expense	1,796	1,671	7
Pre-tax, pre-provision income	707	794	(11)
(Reversal of) provision for loan losses	(209)	222	nm
Income before income taxes and including noncontrolling interests	916	572	60
Income tax expense	278	181	54
Net income including noncontrolling interests	638	391	63
Deduct: Net loss from noncontrolling interests	11	10	10
Net income attributable to UNBC	$649	$401	62

Balance sheet (end of period):
Total assets	$84,013	$79,840	5
Total securities	20,962	19,630	7
Total loans held for investment	50,998	47,893	6
Core deposits (3)	50,720	52,007	(2)
Total deposits	60,454	61,541	(2)
Long-term debt	7,064	4,458	58
UNBC stockholder's equity	10,900	10,134	8

Balance sheet (period average):
Total assets	$80,870	$84,186	(4)
Total securities	20,421	23,037	(11)
Total loans held for investment	49,121	47,598	3
Total earning assets	72,128	76,210	(5)
Total deposits	59,129	66,910	(12)
UNBC stockholder's equity	10,417	9,693	7

Performance ratios:
Return on average assets (2)	1.07%	0.64%
Return on average UNBC stockholder's equity (2)	8.33	5.53
Net interest margin (1) (2)	3.41	3.15

Capital ratios:
Tier 1 risk-based capital ratio (7)	13.09%	12.27%
Total risk-based capital ratio (7)	15.41	14.97
Leverage ratio (7)	10.93	9.86
Tier 1 common capital ratio (6) (7)	13.09	12.25
Tangible common equity ratio (5)	10.10	9.56

Selected financial ratios excluding impact of privatization transaction (11):
From net income attributable to UNBC:
Return on average assets (2)	1.14%	0.70%
Return on average stockholder's equity (2)	11.11	7.89
Core efficiency ratio (4)	67.13	61.68

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Credit Quality (Unaudited)
Exhibit 3

						Percent Change to
	As of and for the Three Months Ended					September 30, 2011 from
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	September 30,
(Dollars in millions)	2011	2011	2011	2010	2010	2011	2010

Credit Data:
(Reversal of) provision for loan losses, excluding FDIC covered loans	$(13)	$(92)	$(102)	$(48)	$8	86%	nm %
(Reversal of ) provision for FDIC covered loan losses not subject to FDIC indemnification	-	(2)	-	8	-	(100)	-
(Reversal of) provision for losses on off-balance sheet commitments	-	(18)	(13)	(2)	(8)	(100)	(100)
Total (reversal of) provision for credit losses	$(13)	$(112)	$(115)	$(42)	$-	88	nm
Net loans charged off	$44	$111	$53	$64	$89	(60)	(51)
Nonperforming assets	870	865	1,032	1,142	1,487	1	(41)
Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	1.51%	1.69%	2.15%	2.48%	2.67%
Nonaccrual loans	105.97	114.05	118.50	123.40	98.38
Allowance for credit losses to (8) :
Total loans held for investment	1.76	1.96	2.46	2.81	3.01
Nonaccrual loans	124.09	132.19	135.61	140.23	111.04
Net loans charged off to average total loans held for investment (2)	0.35	0.91	0.44	0.52	0.74
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	1.70	1.76	2.14	2.37	3.09
Nonperforming assets to total assets	1.04	1.08	1.28	1.44	1.86
Nonaccrual loans to total loans held for investment	1.42	1.48	1.81	2.01	2.71

Excluding FDIC covered assets (12):
Allowance for loan losses to:
Total loans held for investment	1.51%	1.70%	2.17%	2.50%	2.76%
Nonaccrual loans	112.28	124.09	129.10	137.32	110.48
Allowance for credit losses to (8) :
Total loans held for investment	1.77	1.97	2.48	2.85	3.12
Nonaccrual loans	131.92	144.23	148.17	156.44	124.70
Net loans charged off to average total loans held for investment (2)	0.36	0.92	0.46	0.54	0.77
Nonperforming assets to total loans held for investment and OREO	1.38	1.42	1.74	1.91	2.60
Nonperforming assets to total assets	0.83	0.86	1.03	1.15	1.54
Nonaccrual loans to total loans held for investment	1.34	1.37	1.68	1.82	2.50

			Percent Change to
	As of and for the Nine Months Ended		September 30, 2011 from
	September 30,	September 30,	September 30,
(Dollars in millions)	2011	2010	2010

Credit Data:
(Reversal of) provision for loan losses, excluding FDIC covered loans	$(207)	$222	nm %
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	(2)	-	nm
(Reversal of) provision for losses on off-balance sheet commitments	(31)	(12)	(158)
Total (reversal of) provision for credit losses	$(240)	$210	nm
Net loans charged off	$208	$302	(31)
Nonperforming assets	870	1,487	(41)

Credit Ratios:
Net loans charged off to average total loans held for investment (2)	0.57%	0.85%
Nonperforming assets to total assets	1.04	1.86

Excluding FDIC covered assets (12):
Net loans charged off to average total loans held for investment (2)	0.58%	0.87%
Nonperforming assets to total assets	0.83	1.54

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 4

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in millions)	2011	2011	2011	2010	2010
Interest Income
Loans	$576	$565	$559	$576	$582
Securities	123	138	143	137	132
Other	3	2	1	1	2
Total interest income	702	705	703	714	716

Interest Expense
Deposits	53	53	53	56	70
Commercial paper and other short-term borrowings	2	2	1	-	1
Long-term debt	41	36	31	27	27
Total interest expense	96	91	85	83	98

Net Interest Income	606	614	618	631	618
(Reversal of) provision for loan losses	(13)	(94)	(102)	(40)	8
Net interest income after (reversal of) provision for loan losses	619	708	720	671	610

Noninterest Income
Service charges on deposit accounts	57	56	57	58	62
Trust and investment management fees	33	34	34	34	33
Trading account activities	27	28	33	33	32
Merchant banking fees	27	29	19	28	19
Securities gains, net	1	29	28	33	11
Brokerage commissions and fees	12	12	13	10	11
Card processing fees, net	11	12	10	10	10
Other	17	40	46	45	40
Total noninterest income	185	240	240	251	218

Noninterest Expense
Salaries and employee benefits	348	346	344	338	293
Net occupancy and equipment	64	67	65	64	65
Professional and outside services	55	55	44	56	54
Intangible asset amortization	25	24	25	31	31
Regulatory assessments	14	19	21	26	30
(Reversal of) provision for losses on off-balance sheet commitments	-	(18)	(13)	(2)	(8)
Other	97	85	129	188	97
Total noninterest expense	603	578	615	701	562

Income before income taxes and including noncontrolling interests	201	370	345	221	266
Income tax expense	33	131	114	58	99
Net Income including Noncontrolling Interests	168	239	231	163	167
Deduct: Net loss from noncontrolling interests	4	3	4	9	3
Net Income attributable to UNBC	$172	$242	$235	$172	$170

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 5

	For the Nine Months Ended
	September 30,	September 30,
(Dollars in millions)	2011	2010
Interest Income
Loans	$1,700	$1,690
Securities	404	410
Other	6	12
Total interest income	2,110	2,112

Interest Expense
Deposits	159	234
Commercial paper and other short-term borrowings	5	4
Long-term debt	108	81
Total interest expense	272	319

Net Interest Income	1,838	1,793
(Reversal of) provision for loan losses	(209)	222
Net interest income after (reversal of) provision for loan losses	2,047	1,571

Noninterest Income
Service charges on deposit accounts	170	192
Trust and investment management fees	101	99
Trading account activities	88	78
Merchant banking fees	75	55
Securities gains, net	58	72
Brokerage commissions and fees	37	30
Card processing fees, net	33	31
Other	103	115
Total noninterest income	665	672

Noninterest Expense
Salaries and employee benefits	1,038	892
Net occupancy and equipment	196	188
Professional and outside services	154	143
Intangible asset amortization	74	93
Regulatory assessments	54	90
(Reversal of) provision for losses on off-balance sheet commitments	(31)	(12)
Other	311	277
Total noninterest expense	1,796	1,671
Income before income taxes and including noncontrolling interests	916	572
Income tax expense	278	181
Net Income including Noncontrolling Interests	638	391
Deduct: Net loss from noncontrolling interests	11	10
Net Income attributable to UNBC	$649	$401

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 6

	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in millions)	2011	2011	2011	2010	2010
Assets
Cash and due from banks	$1,277	$1,233	$1,247	$946	$1,172
Interest bearing deposits in banks (includes $7 at September 30, 2011, $24 at June 30, 2011, $23 at March 31, 2011, $11 at December 31, 2010 and $9 at September 30, 2010 related to consolidated variable interest entities (VIEs))	2,757	2,477	1,912	217	2,419
Federal funds sold and securities purchased under resale agreements	28	78	24	11	595
Total cash and cash equivalents	4,062	3,788	3,183	1,174	4,186
Trading account assets:
Pledged as collateral	6	1	6	43	37
Held in portfolio	1,114	897	870	956	1,134
Securities available for sale:
Pledged as collateral	-	340	308	10	-
Held in portfolio	19,633	17,758	20,026	20,781	18,327
Securities held to maturity (Fair value: September 30, 2011, $1,474; June 30, 2011, $1,610; March 31, 2011, $1,646; December 31, 2010, $1,560 and September 30, 2010, $1,481)	1,329	1,332	1,339	1,323	1,303
Loans held for investment:
Loans, excluding FDIC covered loans	49,904	47,718	46,715	46,584	46,214
FDIC covered loans	1,094	1,249	1,390	1,510	1,679
Total loans held for investment	50,998	48,967	48,105	48,094	47,893
Allowance for loan losses	(768)	(826)	(1,034)	(1,191)	(1,277)
Loans held for investment, net	50,230	48,141	47,071	46,903	46,616
Premises and equipment, net	673	686	694	712	674
Intangible assets, net	383	407	432	457	487
Goodwill	2,447	2,447	2,447	2,456	2,456
FDIC indemnification asset	616	650	699	783	824
Other assets (includes $290 at September 30, 2011, $272 at June 30, 2011, $277 at March 31, 2011, $283 at December 31, 2010 and $291 at September 30, 2010 related to consolidated VIEs)	3,520	3,646	3,567	3,499	3,796
Total assets	$84,013	$80,093	$80,642	$79,097	$79,840

Liabilities
Noninterest bearing	$19,630	$17,708	$18,062	$16,343	$15,426
Interest bearing	40,824	39,473	40,615	43,611	46,115
Total deposits	60,454	57,181	58,677	59,954	61,541
Commercial paper and other short-term borrowings	2,455	2,838	3,260	1,356	977
Long-term debt (includes $8 at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010 related to consolidated VIEs)	7,064	7,069	6,078	5,598	4,458
Trading account liabilities	946	730	696	774	1,010
Other liabilities (includes $3 at September 30, 2011, and $2 at June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010 related to consolidated VIEs)	1,925	1,338	1,303	1,024	1,447
Total liabilities	72,844	69,156	70,014	68,706	69,433

Equity
UNBC Stockholder's Equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,829 shares issued	136	136	136	136	136
Additional paid-in capital	5,203	5,199	5,201	5,198	5,195
Retained earnings	6,117	5,945	5,703	5,468	5,296
Accumulated other comprehensive loss	(556)	(613)	(685)	(677)	(493)
Total UNBC stockholder's equity	10,900	10,667	10,355	10,125	10,134
Noncontrolling interests	269	270	273	266	273
Total equity	11,169	10,937	10,628	10,391	10,407
Total liabilities and equity	$84,013	$80,093	$80,642	$79,097	$79,840

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)
Exhibit 7

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in millions)	2011	2011	2011	2010	2010

Loans held for investment (period end)
Loans held for investment, excluding FDIC covered loans:
Commercial and industrial	$17,545	$15,854	$15,143	$15,162	$14,650
Commercial mortgage	7,927	7,729	7,749	7,816	7,893
Construction	966	1,055	1,153	1,460	1,850
Lease financing	693	701	773	757	635
Total commercial portfolio	27,131	25,339	24,818	25,195	25,028

Residential mortgage	19,043	18,610	18,110	17,531	17,295
Home equity and other consumer loans	3,730	3,769	3,787	3,858	3,891
Total consumer portfolio	22,773	22,379	21,897	21,389	21,186
Total loans held for investment, excluding FDIC covered loans	49,904	47,718	46,715	46,584	46,214
FDIC covered loans	1,094	1,249	1,390	1,510	1,679
Total loans held for investment	$50,998	$48,967	$48,105	$48,094	$47,893

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$163	$110	$113	$115	$167
Commercial mortgage	206	230	265	329	481
Construction	16	47	71	140	244
Lease financing	-	-	71	-	-
Total commercial portfolio	385	387	520	584	892
Residential mortgage	259	242	241	243	237
Home equity and other consumer loans	25	23	22	22	27
Total consumer portfolio	284	265	263	265	264
Total nonaccrual loans, excluding FDIC covered loans	669	652	783	849	1,156
FDIC covered loans	56	72	90	116	142
Total nonaccrual loans	725	724	873	965	1,298

OREO	21	26	32	41	47
FDIC covered OREO	124	115	127	136	142

Total nonperforming assets	$870	$865	$1,032	$1,142	$1,487

Total nonperforming assets, excluding FDIC covered assets	$690	$678	$815	$890	$1,203

Loans 90 days or more past due and still accruing (13)	$3	$2	$3	$2	$17

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Allowances for Credit Losses (Unaudited)
Exhibit 8

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in millions)	2011	2011	2011	2010	2010

Analysis of Allowance for Credit Losses
Balance, beginning of period	$826	$1,034	$1,191	$1,277	$1,358

(Reversal of) provision for loan losses, excluding FDIC covered loans	(13)	(92)	(102)	(48)	8
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	-	(2)	-	8	-
Increase (decrease) in allowance covered by FDIC indemnification	-	(3)	(2)	17	-
Other	(1)	-	-	1	-

Loans charged off:
Commercial and industrial	(20)	(11)	(23)	(18)	(37)
Commercial mortgage	(10)	(14)	(24)	(51)	(27)
Construction	-	(3)	(1)	(4)	(2)
Lease financing	(5)	(71)	-	-	-
Total commercial portfolio	(35)	(99)	(48)	(73)	(66)
Residential mortgage	(12)	(13)	(14)	(8)	(25)
Home equity and other consumer loans	(8)	(10)	(11)	(15)	(11)
Total consumer portfolio	(20)	(23)	(25)	(23)	(36)
FDIC covered loans	(2)	(1)	-	-	-
Total loans charged off	(57)	(123)	(73)	(96)	(102)

Recoveries of loans previously charged off:
Commercial and industrial	5	8	7	19	5
Commercial mortgage	1	2	8	8	1
Construction	4	2	4	3	7
Total commercial portfolio	10	12	19	30	13
Residential mortgage	1	-	-	1	-
Home equity and other consumer loans	1	-	1	1	-
Total consumer portfolio	2	-	1	2	-

FDIC covered loans	1	-	-	-	-
Total recoveries of loans previously charged off	13	12	20	32	13
Net loans charged off	(44)	(111)	(53)	(64)	(89)

Ending balance of allowance for loan losses	768	826	1,034	1,191	1,277
Allowance for losses on off-balance sheet commitments	131	131	150	162	164
Total allowance for credit losses	$899	$957	$1,184	$1,353	$1,441

Components of allowance for loan losses:

Allowance for loan losses, excluding allowance on FDIC covered loans	$751	$809	$1,011	$1,166	$1,277
Allowance for loan losses on FDIC covered loans	17	17	23	25	-
Total allowance for loan losses	$768	$826	$1,034	$1,191	$1,277

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 9

	For the Three Months Ended
	September 30, 2011			June 30, 2011
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (1)	Rate (1)(2)	Balance	Expense (1)	Rate (1)(2)
Assets
Loans held for investment: (9)
Commercial and industrial	$16,947	$160	3.76%	$15,814	$159	4.05%
Commercial mortgage	7,838	82	4.22	7,726	84	4.31
Construction	992	12	5.04	1,116	11	4.03
Lease financing	697	8	4.28	775	8	3.99
Residential mortgage	18,818	221	4.70	18,324	221	4.83
Home equity and other consumer loans	3,751	40	4.25	3,782	40	4.23
Total loans, excluding FDIC covered loans	49,043	523	4.26	47,537	523	4.41
FDIC covered loans	1,171	55	18.60	1,312	44	13.33
Total loans held for investment	50,214	578	4.60	48,849	567	4.65
Securities	19,145	123	2.56	20,543	139	2.72
Interest bearing deposits in banks	3,610	3	0.25	2,086	1	0.24
Federal funds sold and securities purchased under resale agreements	61	-	0.03	71	-	0.10
Trading account assets	166	-	0.68	137	1	0.65
Other earning assets	107	-	0.54	23	-	2.18
Total earning assets	73,303	704	3.83	71,709	708	3.95
Allowance for loan losses	(785)			(992)
Cash and due from banks	1,254			1,208
Premises and equipment, net	676			692
Other assets	7,749			7,717
Total assets	$82,197			$80,334
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$23,836	14	0.23	$23,667	14	0.24
Savings	5,476	3	0.21	4,979	4	0.30
Time	11,634	36	1.28	11,730	35	1.22
Total interest bearing deposits	40,946	53	0.53	40,376	53	0.53
Commercial paper and other short-term borrowings (10)	2,371	2	0.20	3,113	2	0.23
Long-term debt	7,066	41	2.31	6,349	36	2.22
Total borrowed funds	9,437	43	1.78	9,462	38	1.57
Total interest bearing liabilities	50,383	96	0.76	49,838	91	0.73
Noninterest bearing deposits	18,634			17,957
Other liabilities	2,203			1,900
Total liabilities	71,220			69,695
Equity
UNBC Stockholder's equity	10,708			10,366
Noncontrolling interests	269			273
Total equity	10,977			10,639
Total liabilities and equity	$82,197			$80,334

Net interest income/spread (taxable-equivalent basis)		608	3.07%		617	3.22%
Impact of noninterest bearing deposits			0.20			0.19
Impact of other noninterest bearing sources			0.04			0.03
Net interest margin			3.31			3.44
Less: taxable-equivalent adjustment		2			3
Net interest income		$606			$614

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 10

	For the Three Months Ended
	September 30, 2011			September 30, 2010
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (1)	Rate (1)(2)	Balance	Expense (1)	Rate (1)(2)
Assets
Loans held for investment: (9)
Commercial and industrial	$16,947	$160	3.76%	$14,628	$176	4.78%
Commercial mortgage	7,838	82	4.22	8,006	85	4.23
Construction	992	12	5.04	1,946	16	3.12
Lease financing	697	8	4.28	639	6	3.77
Residential mortgage	18,818	221	4.70	17,196	226	5.26
Home equity and other consumer loans	3,751	40	4.25	3,900	43	4.43
Total loans, excluding FDIC covered loans	49,043	523	4.26	46,315	552	4.75
FDIC covered loans	1,171	55	18.60	1,790	32	7.17
Total loans held for investment	50,214	578	4.60	48,105	584	4.84
Securities	19,145	123	2.56	22,487	132	2.36
Interest bearing deposits in banks	3,610	3	0.25	2,407	1	0.25
Federal funds sold and securities purchased under resale agreements	61	-	0.03	390	1	0.15
Trading account assets	166	-	0.68	214	-	1.10
Other earning assets	107	-	0.54	-	-	-
Total earning assets	73,303	704	3.83	73,603	718	3.89
Allowance for loan losses	(785)			(1,375)
Cash and due from banks	1,254			1,184
Premises and equipment, net	676			672
Other assets	7,749			8,181
Total assets	$82,197			$82,265
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$23,836	14	0.23	$32,722	34	0.40
Savings	5,476	3	0.21	4,414	3	0.28
Time	11,634	36	1.28	12,254	33	1.07
Total interest bearing deposits	40,946	53	0.53	49,390	70	0.56
Commercial paper and other short-term borrowings (10)	2,371	2	0.20	1,026	1	0.35
Long-term debt	7,066	41	2.31	4,528	27	2.40
Total borrowed funds	9,437	43	1.78	5,554	28	2.02
Total interest bearing liabilities	50,383	96	0.76	54,944	98	0.71
Noninterest bearing deposits	18,634			15,432
Other liabilities	2,203			1,698
Total liabilities	71,220			72,074
Equity
UNBC Stockholder's equity	10,708			9,913
Noncontrolling interests	269			278
Total equity	10,977			10,191
Total liabilities and equity	$82,197			$82,265

Net interest income/spread (taxable-equivalent basis)		608	3.07%		620	3.18%
Impact of noninterest bearing deposits			0.20			0.16
Impact of other noninterest bearing sources			0.04			0.02
Net interest margin			3.31			3.36
Less: taxable-equivalent adjustment		2			2
Net interest income		$606			$618

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 11

	For the Nine Months Ended
	September 30, 2011			September 30, 2010
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (1)	Rate (1) (2)	Balance	Expense (1)	Rate (1) (2)
Assets
Loans held for investment: (9)
Commercial and industrial	$16,035	$476	3.97%	$14,722	$506	4.59%
Commercial mortgage	7,780	251	4.31	8,139	257	4.21
Construction	1,148	35	4.11	2,132	48	2.99
Lease financing	748	24	4.20	643	18	3.82
Residential mortgage	18,316	662	4.82	16,990	680	5.34
Home equity and other consumer loans	3,785	120	4.26	3,912	129	4.42
Total loans, excluding FDIC covered loans	47,812	1,568	4.38	46,538	1,638	4.70
FDIC covered loans	1,309	138	14.03	1,060	58	7.31
Total loans held for investment	49,121	1,706	4.64	47,598	1,696	4.76
Securities	20,421	405	2.64	23,037	411	2.38
Interest bearing deposits in banks	2,300	5	0.25	4,959	9	0.25
Federal funds sold and securities purchased under resale agreements	76	-	0.11	414	1	0.13
Trading account assets	151	1	0.84	202	2	1.37
Other earning assets	59	-	1.03	-	-	-
Total earning assets	72,128	2,117	3.92	76,210	2,119	3.71
Allowance for loan losses	(985)			(1,414)
Cash and due from banks	1,236			1,197
Premises and equipment, net	693			673
Other assets	7,798			7,520
Total assets	$80,870			$84,186
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$24,325	43	0.24	$36,704	145	0.53
Savings	5,042	9	0.25	4,237	13	0.40
Time	11,847	107	1.21	11,090	76	0.92
Total interest bearing deposits	41,214	159	0.52	52,031	234	0.60
Commercial paper and other short-term borrowings (10)	2,640	5	0.23	1,304	4	0.40
Long-term debt	6,443	108	2.24	4,611	81	2.36
Total borrowed funds	9,083	113	1.65	5,915	85	1.93
Total interest bearing liabilities	50,297	272	0.72	57,946	319	0.74
Noninterest bearing deposits	17,915			14,879
Other liabilities	1,971			1,449
Total liabilities	70,183			74,274
Equity
UNBC Stockholder's equity	10,417			9,693
Noncontrolling interests	270			219
Total equity	10,687			9,912
Total liabilities and equity	$80,870			$84,186

Net interest income/spread (taxable-equivalent basis)		1,845	3.20%		1,800	2.97%
Impact of noninterest bearing deposits			0.19			0.15
Impact of other noninterest bearing sources			0.02			0.03
Net interest margin			3.41			3.15
Less: taxable-equivalent adjustment		7			7
Net interest income		$1,838			$1,793

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)
Exhibit 12

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in millions)	2011	2011	2011	2010	2010	2011	2010

Net income attributable to UNBC	$172	$242	$235	$172	$170	$649	$401
Net adjustments related to privatization transaction, net of tax	10	6	3	7	8	18	29
Net income attributable to UNBC, excluding impact of privatization transaction	$182	$248	$238	$179	$178	$667	$430

Average total assets	$82,197	$80,334	$80,056	$80,182	$82,265	$80,870	$84,186
Net adjustments related to privatization transaction	2,442	2,459	2,473	2,488	2,509	2,458	2,528
Average total assets, excluding impact of privatization transaction	$79,755	$77,875	$77,583	$77,694	$79,756	$78,412	$81,658
Return on average assets (2)	0.83%	1.21%	1.19%	0.85%	0.82%	1.07%	0.64%
Return on average assets, excluding impact of privatization transaction (2) (11)	0.90	1.28	1.24	0.92	0.89	1.14	0.70

Average UNBC stockholder's equity	$10,708	$10,366	$10,167	$10,034	$9,913	$10,417	$9,693
Net adjustments related to privatization transaction	2,385	2,390	2,396	2,401	2,405	2,390	2,409
Average UNBC stockholder's equity, excluding impact of privatization transaction	$8,323	$7,976	$7,771	$7,633	$7,508	$8,027	$7,284
Return on average UNBC stockholder's equity (2)	6.36%	9.36%	9.38%	6.81%	6.80%	8.33%	5.53%
Return on average UNBC stockholder's equity, excluding impact of privatization transaction (2) (11)	8.65	12.45	12.41	9.32	9.43	11.11	7.89

Noninterest expense	$603	$578	$615	$701	$562	$1,796	$1,671
Less: Foreclosed asset expense	4	2	3	4	6	8	7
Less: (Reversal of) provision for losses on off-balance sheet commitments	-	(18)	(13)	(2)	(8)	(31)	(12)
Less: Low income housing credit investment amortization expense	15	18	13	19	13	47	41
Less: Expenses of the consolidated VIEs	6	6	6	15	6	18	17
Less: Merger costs related to acquisitions	-	10	13	9	11	23	24
Less: Asset impairment charge	-	-	-	30	-	-	-
Net noninterest expense before privatization adjustments	$578	$560	$593	$626	$534	$1,731	$1,594
Net adjustments related to privatization transaction	26	25	26	32	33	77	104
Net noninterest expense, excluding impact of privatization transaction (a)	$552	$535	$567	$594	$501	$1,654	$1,490

Total revenue	$791	$854	$858	$882	$836	$2,503	$2,465
Add: Net interest income taxable-equivalent adjustment	2	3	2	3	2	7	7
Total revenue, including taxable-equivalent adjustment	793	857	860	885	838	2,510	2,472
Accretion related to privatization-related fair value adjustments	10	16	21	21	18	47	56
Total revenue, excluding impact of privatization transaction (b)	$783	$841	$839	$864	$820	$2,463	$2,416
Core efficiency ratio, excluding impact of privatization transaction (a)/(b) (4) (11)	70.41	63.74	67.47	68.83	61.13	67.13	61.68

Total UNBC stockholder's equity	$10,900	$10,667	$10,355	$10,125	$10,134
Less: Goodwill	2,447	2,447	2,447	2,456	2,456
Less: Intangible assets	383	407	432	457	487
Less: Deferred tax liabilities related to goodwill and intangible assets	(140)	(149)	(159)	(168)	(180)
Tangible common equity (c)	$8,210	$7,962	$7,635	$7,380	$7,371
Tier 1 capital, determined in accordance with regulatory requirements	$8,724	$8,535	$8,280	$8,029	$7,861
Less: Trust preferred securities	-	-	-	13	13
Tier 1 common equity (d)	$8,724	$8,535	$8,280	$8,016	$7,848
Total assets	$84,013	$80,093	$80,642	$79,097	$79,840
Less: Goodwill	2,447	2,447	2,447	2,456	2,456
Less: Intangible assets	383	407	432	457	487
Less: Deferred tax liabilities related to goodwill and intangible assets	(140)	(149)	(159)	(168)	(180)
Tangible assets (e)	$81,323	$77,388	$77,922	$76,352	$77,077
Risk-weighted assets, determined in accordance with regulatory requirements (f) (7)	$66,627	$65,274	$64,467	$64,516	$64,080
Tangible common equity ratio (c)/(e) (5)	10.10%	10.29%	9.80%	9.67%	9.56%
Tier 1 common capital ratio (d)/(f) (6)	13.09	13.08	12.84	12.42	12.25

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Footnotes
Exhibit 13

(1)	Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(2)	Annualized.
(3)	Core deposits consist of total deposits, excluding brokered deposits, foreign time deposits and domestic time deposits greater than $250,000.
(4)	The core efficiency ratio, excluding impact of privatization, a non-GAAP financial measure, is net noninterest expense (noninterest expense excluding privatization-related expenses and fair value amortization/accretion, foreclosed asset expense, (reversal of) provision for losses on off-balance sheet commitments, low income housing credit investment amortization expense, expenses of the consolidated VIEs, merger costs related to the acquisitions of certain assets and assumption of certain liabilities of Frontier Bank and Tamalpais Bank and asset impairment charges) as a percentage of total revenue (net interest income (taxable-equivalent basis) and noninterest income). Management discloses the core efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our core activities. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(5)	The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio has been included to facilitate the understanding of the Company's capital structure and for use in assessing and comparing the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(6)	The Tier 1 common capital ratio is the ratio of Tier 1 capital, less qualifying trust preferred securities, to risk-weighted assets. All of the trust preferred securities were paid off during the quarter ended March 31, 2011. The Tier 1 common capital ratio, a non-GAAP financial measure, has been included to facilitate the understanding of the Company's capital structure and for use in assessing and comparing the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(7)	Estimated as of September 30, 2011.
(8)	The allowance for credit losses ratios include the allowances for loan losses and losses on off-balance sheet commitments.
(9)	Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.
(10)	Includes interest bearing trading liabilities.
(11)	These ratios exclude the impact of the privatization transaction. Management believes that these ratios, which exclude the push-down accounting effects of the privatization transaction, provide useful supplemental information, which is important to a proper understanding of the Company's core business results. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(12)	These ratios exclude the impact of the FDIC covered loans, the related allowance for loan losses and FDIC covered OREO, which are covered under loss share agreements between Union Bank, N.A. and the Federal Deposit Insurance Corporation. Such agreements are related to the April 2010 acquisitions of certain assets and assumption of certain liabilities of Frontier Bank and Tamalpais Bank. Management believes the exclusion of FDIC covered loans and FDIC covered OREO in certain asset quality ratios that include nonperforming loans, nonperforming assets, total loans held for investment and the allowance for loan losses or credit losses in the numerator or denominator provides a better perspective into underlying asset quality trends.
(13)	Excludes loans totaling $198 million, $251 million, $279 million, $312 million and $297 million that are 90 days or more past due and still accruing at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, which consist of FDIC covered loans accounted for in accordance with the accounting standards for purchased credit impaired loans.
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CONTACT:
UnionBanCal Corporation
Thomas Taggart, 415-765-2249
Corporate Communications
Michelle Crandall, 415-765-2780
Investor Relations